EXHIBIT 10.2

060958.0000373 DMS 300500396v4

JOINT AMENDMENT NO. 4 TO THE SERIES 2021-MSRVF1 REPURCHASE AGREEMENT AND AMENDMENT NO. 3 TO THE SERIES 2021-MSRVF1 PRICING SIDE LETTER

This Joint Amendment No. 4 to the Series 2021-MSRVF1 Repurchase Agreement (as defined below) and Amendment No. 3 to the Series 2021-MSRVF1 Pricing Side Letter (as defined below), is entered into as of June 27, 2023 (this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera” or the “Buyer”) and PennyMac Loan Services, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2021-MSRVF1 Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer, the Seller are parties to that certain Master Repurchase Agreement, dated as of April 28, 2021 (as amended by Amendment No. 1, dated September 8, 2021, Amendment No. 2, dated as of December 29, 2021, Amendment No. 3, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MSRVF1 Repurchase Agreement”) and the related Pricing Side Letter, dated as of April 28, 2021 (as amended by Amendment No. 1, dated as of May 31, 2022, Amendment No. 2, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MSRVF1 Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter;

WHEREAS, the Guarantor is party to that certain Guaranty, dated as of April 28, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), by the Guarantor in favor of the Buyer;

WHEREAS, as a condition precedent to amending the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter, the Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PFSI ISSUER  TRUST - FMSR, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and the Administrative Agent are parties to that certain Base Indenture, dated as of April 28, 2021 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2021-MSRVF1 Indenture Supplement, dated as April 28, 2021 (as amended by Amendment No. 1, dated as of January 20, 2023, Amendment No. 2, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MSRVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter are hereby amended as follows:

SECTION 1.Amendments to the Series 2021-MSRVF1 Repurchase Agreement.
(a)Section 6.27 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Hedging.  On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to the Administrative Agent, a report comparing the change in mark to market of hedging contracts to the change in mark to market of MSRs across the Seller’s entire portfolio for the prior calendar month.

(b)Section 7.01(b) of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Cross Default.  Seller or Affiliates thereof shall be in default under (i) any Program Agreement or any Other Financing Agreement; provided that any such default under the Indenture shall constitute an “Event of Default” only if it continues unremedied for a period of two (2) Business Days after a Responsible Officer of Seller obtains actual knowledge of such failure, or receives written notice from Administrative Agent of such default; (ii) any Indebtedness, in the aggregate, in excess of $10 million of Seller or any Affiliate thereof which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (iii) any other contract or contracts, in the aggregate in excess of $10 million to which Seller or any Affiliate thereof is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.

SECTION 2.Amendments to the Series 2021-MSRVF1 Pricing Side Letter.

(a)Section 1 of the Series 2021-MSRVF1 Pricing Side Letter is hereby amended by deleting the definitions of “Asset Value”, “Committed Amount”, “Maximum Purchase Price” and “Termination Date” in their entirety and replacing them with the following:

“Asset Value” means, with respect to the Note and each Additional Balance, the applicable Purchase Price Percentage multiplied by the Market Value of such Note; provided, however, in no event shall the Asset Value exceed the product of (i) 70% and (ii) the difference between (A) the Collateral Value (assuming the Stop-Loss Cap is $0) and (B) the aggregate Term Note Series Invested Amount.

“Committed Amount” means, with respect to each Buyer, the lesser of (a) the Nexera Committed Amount or (b) such Buyer’s Committed Amount, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $425,000,000 nor shall the individual Committed Amount for any Buyer exceed $425,000,000, at any time. For the avoidance of doubt, the provisions of Section 2.02(b) of the Repurchase Agreement shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) the Nexera Maximum Purchase Price or (b) any other Buyer’s Maximum Purchase Price, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Maximum Purchase Price for all Buyers shall not exceed $425,000,000 nor shall the individual Maximum Purchase Price for any Buyer exceed $425,000,000 at any time. For the avoidance of doubt, the provisions of Section 2.02(b) of the Repurchase Agreement shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under any Non-Defaulting Buyer’s Side Letter Agreement.

“Termination Date” means the earliest of (a) June 27, 2025; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Repurchase Agreement; (c) upon termination of the Indenture and (d) at Buyers’ or Seller’s option pursuant to Section 2.15 of the Repurchase Agreement.

(b)Section 2.3 of the Series 2021-MSRVF1 Pricing Side Letter is hereby amended by deleting such section in its entirety and replacing it with the following:

Maintenance of Liquidity. The Seller shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.

(c)Exhibit A of the Series 2021-MSRVF1 Pricing Side Letter is hereby amended by deleting paragraph (4) in its entirety and replacing it with the following:

Maintenance of Liquidity. PLS shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.

SECTION 3.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under the Series 2021-MSRVF1 Repurchase Agreement, the Series 2021-MSRVF1 Pricing Side Letter and side letter agreement and the related Program Agreements, as amended hereby.
SECTION 4.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer and the Seller.
SECTION 5.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in the Series 2021-MSRVF1 Repurchase Agreement, the Series 2021-MSRVF1 Pricing Side Letter and the side letter agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2021-MSRVF1 Repurchase Agreement.
SECTION 6.Limited Effect.  Except as expressly amended and modified by this Amendment, the Series 2021-MSRVF1 Repurchase Agreement, the Series 2021-MSRVF1 Pricing Side Letter and the side letter agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER, CAUSE OF ACTION OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF), WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[PFSI Issuer Trust – FMSR – Joint Amendment No. 4 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 3 to Series 2021-MSRVF1 Repo Pricing Side Letter]

NEXERA HOLDING LLC, as Buyer and as 100% of the VFN Noteholder of the Outstanding Notes

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

[PFSI Issuer Trust – FMSR – Joint Amendment No. 4 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 3 to Series 2021-MSRVF1 Repo Pricing Side Letter]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PFSI Issuer Trust – FMSR – Joint Amendment No. 4 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 3 to Series 2021-MSRVF1 Repo Pricing Side Letter]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PFSI Issuer Trust – FMSR – Joint Amendment No. 4 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 3 to Series 2021-MSRVF1 Repo Pricing Side Letter]